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            Name and registered office                       Indirect    Direct   Group
                                                                 %         %         %
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1.   Consolidated Subsidiaries of Deutsche Telekom, AG

     1.     T-Mobile Deutschland GmbH, Bonn                    100.00              100.00

     2.     GMG Generalmietgesellschaft mbH, Muenster                    100.00    100.00

     3.     DeTeMedien, Deutsche Telekom Medien
            GmbH, Frankfurt/Main                                         100.00    100.00

     4.     T-Systems CDS GmbH, Darmstadt                      100.00              100.00

     5.     Detecon Consulting Espana, Madrid                  100.00              100.00

     6.     T-Mobile (UK) Pension Trustee Limited,             100.00              100.00
            Hatfield

     7.     Mediaone International B.V., Eindhoven             100.00              100.00

     8.     T-Mobile International Holding GmbH, Bonn                    100.00    100.00

     9.     Infonet Network Services Deutschland GmbH,
            Frankfurt/Main                                      82.00               82.00

     10.    HT Mobilne Telekomunicacije d.o.o., Zagreb         100.00               51.00

     11.    Deutsche Telekom Network Projects &                          100.00    100.00
            Services GmbH, Bonn

     12.    T-Systems Multimedia Solutions GmbH, Dresden       100.00              100.00

                                     Page 1

     13.    T-Online International AG, Darmstadt                          73.94     73.94

     14.    MagyarCom Holding GmbH, Bonn                                 100.00    100.00

     15.    T-Venture Holding GmbH, Bonn                                 100.00    100.00

     16.    SAF Forderungsmanagement GmbH, Heidelberg                    100.00    100.00

     17.    RK transmission, s.r.o., Bratislava (Slovakia)     100.00               51.00

     18.    T-Mobile International AG, Bonn                    100.00              100.00

     19.    T-Mobile Traffic GmbH, Bonn                        100.00              100.00

     20.    DETECON Incorporated, Reston                       100.00              100.00

     21.    Konzum Telekabel Kft., Pecs (Hungary)              100.00               14.87

     22.    BERCOS Service- und Beratungsgesellschaft
            fur Informations- und Kommunikationstechnik
            mbH, Frankfurt/Main                                100.00              100.00

     23.    MOBIMAK A.D., Skopje                               100.00               27.16

     24.    RK Tower, s.r.o., Bratislava (Slovakia)            100.00               51.00

     25.    DeTeAssekuranz - Deutsche Telekom
            Assekuranzvermittlungsgesellschaft mbH, Monheim              100.00    100.00

     26.    SolvenTec GmbH, Hannover                                     100.00    100.00

     27.    Atypisch stille Beteiligung an der SolvenTec
            GmbH, Hannover                                               100.00    100.00

     28.    T-Systems North America, Inc., New York            100.00              100.00
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                                     Page 2

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                                                                    %         %         %
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     29.    T-Systems Canada, Inc., Toronto                       100.00              100.00

     30.    GTE Wireless Cincinnati, LLC, Bellevue                100.00              100.00

     31.    DFMG, Deutsche Funkturm GmbH, Muenster                 16.67              100.00
                                                                   83.33

     32.    T-Systems Japan K.K., Tokyo                           100.00              100.00

     33.    BCN Communications LLC, Bellevue                      100.00              100.00

     34.    Deutsche Telekom Holding B.V., Amsterdam                        100.00    100.00

     35.    Deutsche Telekom International Finance B.V.,
            Amsterdam                                                       100.00    100.00

     36.    CMobil B.V., Amsterdam                                92.136              92.136

     37.    Matav Magyar Tavkozlesi Rt., Budapest                  59.49               59.49

     38.    MATAVcom Kommunicacios Rendszereket
            Szolgaltato Kft., Budapest                            100.00               59.49

     39.    Elso Pesti Telefontarsasag Rt., Budapest               97.20               57.83

                                     Page 3

     40.    Investel Magyar Tavkozlesi Befektetesi Rt.,
            Budapest                                               62.28               59.49
                                                                   37.72

     41.    ProMoKom Rt., Budapest                                 99.53               59.49
                                                                    0.47

     42.    Zeta Telekommunikationsdienste GmbH, Berlin            51.00               51.00

     43.    Powertel Birmingham Licenses, Inc., Bellevue          100.00              100.00

     44.    Balatel Telekommunikacios Szolgaltato Rt., Siofok      96.63               57.49

     45.    Telemacedonia A.D., Skopje                             88.03               52.37

     46.    WESTEL Mobil Tavkozlesi Rt., Budapest                 100.00               59.49

     47.    DFMG Holding GmbH, Bonn                                         100.00    100.00

     48.    Tele-Data Tavkozlesi Adatfeldolgozo es
            Hirdetesszervezo Kft., Budaors                         50.99               30.33

     49.    ROMBRANDT Multimedia Alkotohaz Kft., Budapest          99.09               58.95

     50.    DeTe Immobilien, Deutsche Telekom
            Immobilien und Service GmbH, Muenster                           100.00    100.00

     51.    Omnipoint Facilities Spectrum 1, LLC, Bellevue        100.00              100.00

     52.    Egertel Telefon Rt., Eger                             100.00               59.49

     53.    ONPAY LIMITED, London                                 100.00              100.00

     54.    Cook Inlet/VS GSM VI PCS Holdings, LLC, Bellevue      100.00              100.00

     55.    CARDNET Rt., Budapest                                  72.00               42.83

     56.    Axelero Internet Rt., Budapest                        100.00               59.49

     57.    Deutsche Telekom BK-Holding GmbH, Bonn                          100.00    100.00
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                                     Page 4

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            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
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     58.    T-Mobile Global Holding GmbH, Bonn                    100.00              100.00

     59.    BCN Kommunikacios Halozati Tervezo es
            Szolgaltato Kft., Budapest                            100.00               59.49

     60.    X-byte Kft., Budapest                                  99.00               59.49
                                                                    1.00

     61.    Veritel Kft., Budapest                                 80.00               47.59

     62.    Powertel Knoxville Licenses, Inc., Bellevue           100.00              100.00

     63.    CAP Customer Advantage Program GmbH, Cologne                     51.00     51.00

     64.    T-Mobile Austria GmbH, Vienna                         100.00              100.00

     65.    T-Mobile Billing & Service GmbH, Vienna               100.00              100.00

     66.    DeTeAsia Holding GmbH, Bonn                                     100.00    100.00

     67.    T-Systems Nova GmbH, Bonn                             100.00              100.00

     68.    Niedermeyer GmbH, Vienna                              100.00              100.00

     69.    Erste DFMG Deutsche Funkturm Vermogens-
            GmbH & Co. KG, Muenster                                                   100.00

                                     Page 5

     70.    DeTeFleetServices GmbH, Bonn                                    100.00    100.00

     71.    Omnipoint Philadelphia-E. Lancaster E
            License, LLC, Bellevue                                100.00              100.00

     72.    T-MOBILE- MOBILE CONSUMER SERVICES
            LIMITED, London                                       100.00              100.00

     73.    Deutsche Telekom CardService GmbH, Nuremberg                    100.00    100.00

     74.    T-Systems France SAS, Paris                           100.00              100.00

     75.    SafeCom Rt., Budapest                                  95.00               59.49
                                                                    5.00

     76.    Residenzpost GmbH & Co. Liegenschafts KG,
            Frankfurt/Main                                                  100.00    100.00

     77.    Zweite ImmoCom Verwaltungs GmbH & Co.
            Kronenstra(beta)e Liegenschafts KG,
            Frankfurt/Main                                         94.50      5.50    100.00

     78.    NAB Nordamerika Beteiligungs Holding
            GmbH, Bonn                                                      100.00    100.00

     79.    T-Mobile Holdings Limited, Hatfield                   100.00              100.00

     80.    YACOM TRAVEL MARKETS, S.L., Madrid                    100.00               73.94

     81.    Tavmunka Koordinacios Kozhasznu
            Tarsasag, Budapest                                     67.00               39.86

     82.    T-Mobile No. 1 Limited, Hatfield                      100.00              100.00

     83.    T-Mobile No. 2 Limited, Hatfield                      100.00              100.00

     84.    T-Mobile No. 4 Limited, Hatfield                      100.00              100.00

     85.    T-Mobile No. 5 Limited, Hatfield                      100.00              100.00

     86.    T-Mobile (UK) Limited, Hatfield                        50.00              100.00
                                                                   50.00

     87.    MATAVkabelTV Kft, Budapest                             83.61               59.49
                                                                   16.39
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                                     Page 6

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            Name and registered office                        Indirect    Direct   Group
                                                                  %         %         %
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     88.    OBUDA TELEVIZIO Kft., Budapest                       33.00               59.49
                                                                 67.00

     89.    Marketline Rt., Budapest                             65.30               38.85

     90.    Omnipoint Facilities Spectrum 2, LLC, Bellevue      100.00              100.00

     91.    One 2 One Personal Communications Limited,
            London                                              100.00              100.00

     92.    VoiceStream Puerto Rico Subsidiary 1, LLC,
            Bellvue                                             100.00              100.00

     93.    Omnipoint Facilities Network I, LLC, Bellevue       100.00               95.60

     94.    VoiceStream Puerto Rico Subsidiary 3, LLC,
            Bellvue                                             100.00              100.00

     95.    VoiceStream Puerto Rico Subsidiary 4, LLC,
            Bellvue                                             100.00              100.00

     96.    VoiceStream Puerto Rico Subsidiary 5, LLC,
            Bellvue                                             100.00              100.00

     97.    I.T.E.N.O.S. International Telecom Network
            Operation Services GmbH, Bonn                       100.00              100.00

                                     Page 7

     98.    YACOM TRAVEL, S.L., Madrid                          100.00               73.94

     99.    ORBIT, Gesellschaft fur Applikations- und
            Informationssysteme GmbH, Bonn                       80.00               80.00

     100.   T-Mobile International AG & Co. KG, Bonn            99.999              100.00
                                                                 0.001

     101.   Omnipoint Albany-Schenectady-Glen Falls E
            License, LLC, Bellevue                              100.00              100.00

     102.   T-Mobile (UK) Retail Limited, Slough                100.00              100.00

     103.   T-ONLINE FRANCE SAS, Paris                          100.00               73.94

     104.   T-Mobile International UK Ltd., London              100.00              100.00

     105.   One 2 One Limited., Hatfield (GB)                   100.00              100.00

     106.   PragueONET, a.s., Prague                            100.00              100.00

     107.   Slovenske Telekomunikacie, a.s., Bratislava                    51.00     51.00

     108.   T-Mobile International GmbH, Vienna (Austria)       100.00              100.00

     109.   YACOM INTERNET FACTORY, S.A., Madrid                100.00               73.94

     110.   T-Mobile Worldwide Holding GmbH, Bonn               100.00              100.00

     111.   Terravista.pt S.A., Paco de Arcos                   100.00               73.94

     112.   Gabrielle 17 GmbH, Frankfurt/Main                   100.00               59.49

     113.   TELIN Telekommunikacios Kft., Szeged                 51.00               30.34

     114.   T-Motion Limited, London                            100.00              100.00

     115.   Omnipoint New York D License, LLC, Bellevue         100.00              100.00

     116.   Atrada Trading Network AG, Nuremberg                100.00               73.94

                                     Page 8

     117.   T-Online ch.AG, Zurich                              100.00               73.94
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                                                                  %         %         %
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     118.   daybyday media GmbH, Hamburg                        100.00               73.94

     119.   T-Online.at Internet Service GmbH, Vienna           100.00               73.94

     120.   T-Mobile Global Holding Nr. 2 GmbH, Bonn            100.00              100.00

     121.   Powertel Atlanta Licenses, Inc., Bellevue           100.00              100.00

     122.   Cook Inlet/VS GSM VI PCS, LLC, Bellevue             100.00              100.00

     123.   T-Mobile PV/SS PCS, LLC, Bellevue                   100.00              100.00

     124.   Omnipoint Boston Area DE License, LLC,
            Bellevue                                            100.00              100.00

     125.   T-Systems International GmbH, Frankfurt/Main                  100.00    100.00

     126.   T-Systems Magyarorszag Kft., Budapest                99.95              100.00
                                                                  0.05

     127.   Eliska Wireless Venture License Subsidiary I,
            LLC, Bellevue                                       100.00              100.00

     128.   T-Systems Czech s.r.o., Prague                      100.00              100.00

     129.   T-Systems Polska Sp.z o.o., Wroclaw (Poland)       100.000              100.00

                                      Page 9

     130.   Eliska Wireless Ventures I, Inc., Bellevue          100.00              100.00

     131.   Deutsche Telekom Training GmbH, Bonn                          100.00    100.00

     132.   T-Systems ITS France S.A.S., Lyon (France)          100.00              100.00

     133.   T-Systems Limited, Milton Keynes
            (Great Britain)                                     100.00              100.00

     134.   T-Mobile Klantenservice B.V., The Hague             100.00              100.00

     135.   T-Systems CSS GmbH, Aachen                          100.00              100.00

     136.   T-Systems Nederland B.V., Vianen
            (The Netherlands)                                   100.00              100.00

     137.   Polpager Sp. z.o.o., Warsaw                         100.00              100.00

     138.   T-Online Venture Fund GmbH & Co. KG, Bonn            99.00               74.20
                                                                  1.00

     139.   Powertel/Jacksonville, Inc., Bellevue               100.00              100.00

     140.   Powertel/Kentucky, Inc., Bellevue                   100.00              100.00

     141.   T-Systems SFH GmbH, Duesseldorf                     100.00              100.00

     142.   Soleri S.A., Lyon                                    93.28               93.28

     143.   Powertel/Memphis, Inc., Bellevue                    100.00              100.00

     144.   T-Systems GEI GmbH, Aachen                          100.00              100.00

     145.   ID Bremen GmbH, Bremen                               49.90               49.90

     146.   Interactive Media CCSP GmbH, Darmstadt              100.00               73.94

                                     Page 10

     147.   T-Systems PCM GmbH, Feldkirchen                     100.00              100.00

     148.   Emitel Tavkozlesi Rt., Szeged                       100.00               59.49

     149.   Cook Inlet/VS GSM IV PCS Holdings, LLC,
            Bellevue                                            100.00              100.00
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            Name and registered office                         Indirect    Direct   Group
                                                                   %         %         %
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     150.   Omnipoint MI/Indiana-Findlay D License, LLC,
            Bellevue                                             100.00              100.00

     151.   SCS Personalberatung GmbH, Hamburg                   100.00              100.00

     152.   T-Systems Belgium NV, Zaventem (Belgium)              99.35              100.00
                                                                   0.65

     153.   T-Systems DDM GmbH, Stuttgart                        100.00              100.00

     154.   T-Systems Solutions for Research GmbH, Wessling       74.90               74.90

                                     Page 11

     155.   T-Online Travel GmbH, Weiterstadt                     75.10               55.53

     156.   Noah Telekommunikationsdienste GmbH, Bonn                      100.00    100.00

     157.   T-Systems Switzerland AG, Langenthal (Switzerland)   100.00              100.00

     158.   T-Mobile Netherlands B.V., The Hague                 100.00              100.00

     159.   T-Systems Danmark A/S, Hillerod (Denmark)            100.00              100.00

     160.   T-Systems ITC Services Espana S.A.,
            Alcobendas (Madrid)                                  100.00              100.00

     161.   T-Systems South Africa (Pty) Limited,                 74.90               74.90
            Midrand (South Africa)

     162.   T-Systems do Brasil Ltda., Sao Paulo (Brazil)        99.999              99.999

     163.   Powertel/Birmingham, Inc., Bellevue                  100.00              100.00

     164.   T-Systems Italia S.p.A., Mailand (Italy)             100.00              100.00

     165.   Powertel/Atlanta, Inc., Bellevue                     100.00              100.00

     166.   Soficonseil S.A., Nanterre                           100.00               93.28

     167.   EWV Holding Company, Inc., Bellevue                  100.00              100.00

                                     Page 12

     168.   Powertel PCS, Inc., Bellevue                         100.00              100.00

     169.   Powertel Memphis Towers, LLC, Bellevue               100.00              100.00

     170.   Cometel S.A., Lyon                                    99.99               93.27

     171.   Powertel Birmingham Towers, LLC, Bellevue            100.00              100.00

     172.   Powertel Nashville Licenses, Inc., Bellevue          100.00              100.00

     173.   T-Systems UNISOFTWARE Kft., Budapest                 100.00              100.00

     174.   Omnipoint Buffalo Area DE License, LLC,              100.00              100.00
            Bellevue

     175.   Omnipoint St. Louis Area DE License, LLC,
            Bellevue                                             100.00              100.00

     176.   t-info GmbH, Munich                                  100.00              100.00

     177.   D&E/Omnipoint Wireless Joint Venture, L.P.,          100.00              100.00

     178.   Jegra Grundstucksgesellschaft mbH & Co.
            KG, Eschborn                                                    94.50     94.50

     179.   T-Systems Eltec S.A., Barcelona                      100.00              100.00

     180.   T-Systems Eltec Seguridad S.A., Barcelona            100.00              100.00
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                                                                    %         %         %
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     181.   T-Systems EYTC, S.A., Bilbao (Spain)                  100.00              100.00

     182.   VIOLA Kabelgesellschaft (Deutschland) mbH,
            Bonn                                                   95.00      5.00    100.00

     183.   T-Systems Ambra S.L., Madrid                          100.00              100.00

     184.   T-Systems Solutions (Pty) Limited, Midrand            100.00               74.90

     185.   Infovan (Pty) Limited, Midrand                        100.00               74.90

     186.   Omnipoint Petosky D License, LLC, Bellevue            100.00              100.00

     187.   CIVS IV License Sub I, LLC, Bellevue                  100.00              100.00

     188.   HT-Hrvatske telekomunikacije d.d., Zagreb                        51.00     51.00

     189.   Detecon (Switzerland) AG, Zurich                      100.00              100.00

     190.   COM Computer Handels- und
            Werbegesellschaft mbH, Feldkirchen                    100.00              100.00

     191.   T-Systems Luxembourg S.A., Luxembourg                  99.60              100.00
                                                                    0.40

     192.   Omnipoint MI/Indiana-Lima D License, LLC,
            Bellevue                                              100.00              100.00

     193.   T-Systems DSS GmbH & Co. KG, Vienna                   100.00              100.00

                                     Page 14

     194.   T-Systems Austria GesmbH, Vienna                      100.00              100.00

     195.   Cook Inlet/VS GSM IV PCS LLC, Bellevue                100.00              100.00

     196.   Holdco Sp. z.o.o., Warsaw                             100.00              100.00

     197.   T-Systems Spring Italia S.r.l., Rome                  100.00              100.00

     198.   Compargo Kft., Budapest                                80.00               47.59

     199.   T-Systems Singapore Pte. Ltd., Singapore              100.00              100.00

     200.   Omnipoint Little Rock-El Dorado E License,
            LLC, Bellevue                                         100.00              100.00

     201.   Powertel, Inc., Bellevue                              100.00              100.00

     202.   Sireo Real Estate Asset Management GmbH,
            Frankfurt/Main                                                   51.00     51.00

     203.   T-Mobile Czech Republic a.s., Prague                   60.77               55.99

     204.   T-Mobile Netherlands Holding B.V., The Hague          100.00              100.00

     205.   Omnipoint Boston D License, LLC, Bellevue             100.00              100.00

     206.   T-Mobile United Kingdom, Hatfield                     100.00              100.00

     207.   Omnipoint Miami E License, LLC, Bellevue              100.00              100.00

     208.   T-Systems Telecomunicacoes e Servicos
            Ltda., Sao Paulo (Brazil)                              99.998              99.997

     209.   ATRADA TRADING NETWORK FRANCE SARL,                   100.00               73.94
            Saint Germain en Laye (France)

     210.   Stonebridge Communications A.D., Skopje                89.51               53.25

     211.   GSH Global Satelliten-Beteiligungs-Holding
            GmbH, Bonn                                                      100.00    100.00
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                                     Page 15

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            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
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     212.   DT-Satelliten-Holding GmbH, Bonn                                100.00    100.00

     213.   Vidanet Rt.3), Budapest                                25.00               14.87

     214.   KIS-ASTRASAT Kft.3), Budapest                          25.00               14.87

     215.   Powertel Memphis Licenses, Inc., Bellevue             100.00              100.00

     216.   T-Mobile Limited, Hatfield                            100.00              100.00

     217.   T-Mobile Online Limited, London                       100.00              100.00

     218.   T-Mobile International Limited, London                100.00              100.00

     219.   Zweite DFMG Deutsche Funkturm Vermogens-              100.00              100.00
            GmbH & Co. KG, Muenster

     220.   DETECON QingDao Consulting Co. Ltd.,
            Beijing City                                          100.00              100.00

     221.   Cook Inlet/VS GSM V PCS Holdings, LLC, Bellevue        50.54               50.54

     222.   Detecon International GmbH, Bonn                      100.00              100.00

     223.   Makedonski Telekommunikacii A.D., Skopje               51.00               27.16

     224.   T-Mobile USA Inc., Bellevue                           100.00              100.00

     225.   Voice Stream PCS Holding, LLC, Bellevue               100.00              100.00

                                     Page 16

     226.   Omnipoint Corporation, Bellevue                       100.00              100.00

     227.   Voice Stream GSM II Holdings, LLC, Bellevue            50.10              100.00
                                                                   49.90

     228.   Voice Stream GSM III Holdings, LLC, Bellevue           50.10              100.00
                                                                   49.90

     229.   Voice Stream GSM Control, LLC, Bellevue               100.00              100.00

     230.   VoiceStream PV/SS PCS Partners L.P., Bellevue         100.00              100.00

     231.   VS Washington Corporation, Bellevue                   100.00              100.00

     232.   VoiceStream Central Communications, Inc.,
            Bellevue                                              100.00              100.00

     233.   Cook Inlet/VS GSM V PCS, LLC, Bellevue                100.00               50.54

     234.   VoiceStream Subsidiary IV Corporation, Bellevue       100.00              100.00

     235.   VoiceStream Subsidiary V Corporation, Bellevue        100.00              100.00

     236.   VoiceStream PCS BTA Corporation, Bellevue             100.00              100.00

                                     Page 17

     237.   VoiceStream PCS III Corporation, Bellevue             100.00              100.00

     238.   VoiceStream PCS I LLC, Bellevue                       100.00              100.00

     239.   VoiceStream PCS II Corporation, Bellevue              100.00              100.00

     240.   PCS Wireless Systems Purchasing
            Corporation, Bellevue                                 100.00              100.00
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            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
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     241.   VS Delaware LLC, Bellevue                             100.00              100.00

     242.   VoiceStream PCS I License LLC, Bellevue               100.00              100.00

     243.   VoiceStream PCS II License Corporation,
            Bellevue                                              100.00              100.00

     244.   VoiceStream PCS III License Corporation,
            Bellevue                                              100.00              100.00

     245.   VoiceStream SMR Corporation, Bellevue                 100.00              100.00

                                      Page 18

     246.   VoiceStream PCS I Iowa Corporation,                   100.00              100.00
            Bellevue

     247.   VoiceStream PCS LMDS Corporation, Bellevue            100.00              100.00

     248.   VoiceStream PCS BTA I Corporation, Bellevue           100.00              100.00

     249.   VoiceStream PCS BTA II LLC, Bellevue                  100.00              100.00

     250.   VoiceStream PCS BTA I License Corporation,
            Bellevue                                              100.00              100.00

     251.   VoiceStream PCS BTA I Subsidiary I
            Corporation, Bellevue                                 100.00              100.00

     252.   VoiceStream PCS BTA I Subsidiary II
            Corporation, Bellevue                                 100.00              100.00

     253.   VoiceStream PCS BTA I Subsidiary III
            Corporation, Bellevue                                 100.00              100.00

     254.   VoiceStream Central Operating Company,
            Inc., Bellevue                                        100.00              100.00

     255.   VoiceStream Houston, Inc., Bellevue                   100.00              100.00

     256.   VoiceStream Columbus, Inc., Bellevue                  100.00              100.00

                                      Page 19

     257.   VoiceStream Tampa/Orlando, Inc., Bellevue             100.00              100.00

     258.   VoiceStream Kansas City, Inc., Bellevue               100.00              100.00

     259.   VoiceStream Minneapolis, Inc., Bellevue               100.00              100.00

     260.   VoiceStream Pittsburgh General Partner,
            Inc., Bellevue                                        100.00              100.00

     261.   VoiceStream Pittsburgh, L.P., Bellevue                 54.00              100.00
                                                                   46.00

     262.   VoiceStream GSM I, LLC, Bellevue                      100.00              100.00

     263.   VoiceStream GSM I Holding Company LLC, Bellevue       100.00              100.00

     264.   VoiceStream GSM I Operating Company LLC, Bellevue     100.00              100.00

     265.   VoiceStream GSM I License Company, LLC, Bellevue      100.00              100.00

     266.   VoiceStream GSM I Holdings, LLC, Bellevue              50.10              100.00
                                                                   49.90

     267.   Powertel Kentucky Licenses, Inc., Bellevue            100.00              100.00
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                                     Page 20

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            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
----------------------------------------------------------------------------------------------

     268.   VoiceStream PV/SS PCS Holdings, L.P., Bellevue         50.10              100.00
                                                                   49.90

     269.   Powertel Jacksonville Licenses, Inc., Bellevue        100.00              100.00

     270.   VoiceStream PV/SS PCS, L.P., Bellevue                  99.00              100.00
                                                                    1.00

     271.   VoiceStream PV/SS PCS General Partner,
            L.P., Bellevue                                        100.00              100.00

     272.   Omnipoint Finance Holding, LLC., Bellevue             100.00              100.00

     273.   Omnipoint Finance, LLC., Bellevue                     100.00              100.00

     274.   Omnipoint PCS, Inc., Bellevue                         100.00              100.00

     275.   Omnipoint Data Company, Inc., Bellevue                100.00              100.00

     276.   Omnipoint CF Holdings, Inc., Bellevue                 100.00              100.00

                                     Page 21

     277.   Omnipoint Holdings, Inc., Bellevue                    100.00              100.00

     278.   Omnipoint Communications, Inc., Bellevue               95.60               95.60

     279.   Omnipoint NY MTA License, LLC, Bellevue               100.00               95.60

     280.   OPCS THREE LLC, Bellevue                              100.00              100.00

     281.   Omnipoint Holdings II, LLC, Bellevue                  100.00              100.00

     282.   OPCS TWO, LLC, Bellevue                               100.00              100.00

     283.   Omnipoint PFAS, LLC, Bellevue                         100.00              100.00

     284.   OPCS, LLC, Bellevue                                   100.00              100.00

     285.   Omnipoint Venture Partners, LLC, Bellevue             100.00              100.00

     286.   Omnipoint Investment, LLC, Bellevue                   100.00              100.00

     287.   Voice Stream GSM II, LLC Bellevue                     100.00              100.00

     288.   Omnipoint Communications Enterprises, L.P.,
            Bellevue                                               99.00              100.00
                                                                    1.00

     289.   OPCS Philadelphia Holdings, LLC, Bellevue             100.00              100.00

                                     Page 22

     290.   Omnipoint Atlantic City License, LLC, Bellevue        100.00              100.00

     291.   Omnipoint Dover License, LLC, Bellevue                100.00              100.00

     292.   Omnipoint Philadelphia License, LLC, Bellevue         100.00              100.00

     293.   Voice Stream GSM III, LLC, Bellevue                   100.00              100.00

     294.   VoiceStream PA I, LLC, Bellevue                       100.00              100.00

     295.   VoiceStream PA II, LLC, Bellevue                      100.00              100.00

     296.   VoiceStream PA III, LLC, Bellevue                     100.00              100.00

     297.   Omnipoint DC License Holdings, LLC, Bellevue          100.00              100.00
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                      Share
            Name and registered office                         Indirect    Direct   Group
                                                                   %         %         %
---------------------------------------------------------------------------------------------

     298.   Omnipoint Holdings III, LLC, Bellevue                 99.00              100.00
                                                                   1.00

                                     Page 23

     299.   Omnipoint PCS Entrepreneurs TWO, LLC,
            Bellevue                                             100.00              100.00

     300.   Omnipoint Midwest Holdings, LLC, Bellevue            100.00              100.00

     301.   Omnipoint Venture Partners II, LLC,
            Bellevue                                             100.00              100.00

     302.   Omnipoint MB Holdings, LLC, Bellevue                 100.00              100.00

     303.   Omnipoint DC-Salisbury D License, LLC,
            Bellevue                                              99.00              100.00
                                                                   1.00

     304.   Omnipoint Communications Cap Operations,
            LLC, Bellevue                                        100.00              100.00

     305.   Omnipoint Capital Holdings, LLC, Bellevue             75.00              100.00
                                                                  25.00

     306.   Omnipoint DC Area DE License, LLC, Bellevue           99.00              100.00
                                                                   1.00

     307.   Omnipoint Buffalo-Olean D License, LLC,
            Bellevue                                             100.00              100.00

     308.   Omnipoint MI/Indiana Area DE License, LLC,
            Bellevue                                             100.00              100.00

                                     Page 24

     309.   Omnipoint New England DE License, LLC,
            Bellevue                                             100.00              100.00

     310.   Omnipoint Salina-E. Hutchinson E License,
            LLC, Bellevue                                        100.00              100.00
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                        Share
            Name and registered office                           Indirect    Direct   Group
                                                                    %         %         %
----------------------------------------------------------------------------------------------
2.   a)  Unconsolidated subsidiaries pursuant to Section 296
         para 2 HGB

     1.     T-Mobile Venture Fund GmbH & Co. KG, Bonn              99.00              100.00
                                                                    1.00

     2.     Eutelis Consult GmbH, Ratingen                         60.00               60.00

     3.     Deutsche Telekom gAG, Moscow                                    100.00    100.00

     4.     Raba Szolgaltatohaz Kft., Gyor                        100.00               59.49

     5.     CETEL B.V., Amsterdam                                           100.00    100.00

     6.     T-Systems Saar GmbH, Leinfelden-
            Echterdingen                                          100.00              100.00

     7.     T-Systems Computer Holdings (Pty) Limited,
            Midrand (South Africa)                                 98.00               73.40

     8.     T-Corporate Venture Fund GmbH & Co.KG, Bonn           100.00              100.00

                                     Page 25

     9.     Vierte ImmoCom Verwaltungs GmbH & Co.
            Karolinenstra(beta)e Liegenschafts KG,
            Frankfurt/Main                                         94.50     5.50     100.00

     10.    Funfte ImmoCom Verwaltungs GmbH & Co.
            Konigstra(beta)e Liegenschafts KG, Eschborn            99.00              100.00
                                                                    1.00

     11.    T-Com Venture Fund GmbH & Co.KG, Bonn                 100.00              100.00

     12.    Atrada Trading Network Limited, London                100.00               73.94

     13.    Atrada Trading Network GmbH, Vienna                   100.00               73.94

     14.    Compendo GmbH, Nuremberg                              100.00               73.94

     15.    Leo Telekommunikationsdienste GmbH, Bonn              100.00              100.00

     16.    Technicus Consultancy Sdn. Bhd., Kuala Lumpur                   100.00    100.00

     17.    Consultancy By Technicus Corporation, Cebu City                 100.00    100.00

     18.    1.T-Telematik Venture Beteiligungs- GmbH
            (T-TVB), Bonn                                         100.00              100.00

     19.    LUGO Vierundzwanzigste
            Vermogensverwaltungs- GmbH, Bonn                                100.00    100.00

     20.    Deutsche TELEKOM Asia Pte.Ltd., Singapore                       100.00    100.00

     21.    T-Mobile Global Holding Nr. 3 GmbH, Bonn              100.00              100.00

     22.    INI-Ventures Verwaltungsgesellschaft mbH
            (IVVG), Bonn                                          100.00              100.00

     23.    T-Systems China Ltd, Hong Kong                        100.00              100.00

     24.    Seven's GbR Duesseldorf, Duesseldorf                   60.00               60.00

     25.    MAGYARCOM Szolgaltato Kft, Budapest                             100.00    100.00

                                     Page 26

     26.    Detecon Consulting GmbH, Vienna                       100.00              100.00

     27.    T-Systems RIC Kft., Budapest                           20.00               91.90
                                                                   80.00

     28.    Deutsche TELEKOM S.A.R.L., Paris                                100.00    100.00
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                       Share
            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
----------------------------------------------------------------------------------------------

     29.    ImmoCom Verwaltungs GmbH, Eschborn                    100.00            100.00

     30.    T-Mobile Global Holding Nr. 4 GmbH, Bonn              100.00            100.00

     31.    T-Systems Pty Ltd., Melbourne                         100.00            100.00

     32.    2. T-Telematik Venture
            Beteiligungsgesellschaft mbH (2.T-TVB), Bonn          100.00            100.00

     33.    TAMBURO Telekommunikationsdienste GmbH, Bonn                    100.00  100.00

     34.    YAONLINE, S.L., Madrid                                100.00             73.94

                                     Page 27

     35.    MMBG Multimedia Betriebs GmbH & Co. KG, Bonn                     95.00   95.00

     36.    Libra Telekommunikationsdienste GmbH, Bonn                      100.00  100.00

     37.    3. T-Venture Beteiligungsgesellschaft mbH, Bonn       100.00            100.00

     38.    Global TIMES Ventures Administration GmbH, Bonn       100.00            100.00

     39.    T-Venture of America, Inc., San Mateo (USA)           100.00            100.00

     40.    Global TIMES Ventures GmbH & Co. KG, Bonn              60.00             60.00

     41.    T-Systems RCL S.A., Lyon                               99.96             99.96

     42.    Hessen Digital Radio GmbH, Frankfurt/Main              75.00             75.00

     43.    Deutsche Telekom K.K., Tokyo                                    100.00  100.00

     44.    ZEDA Beteiligungsgesellschaft mit
            beschrankter Haftung, Wuppertal                       100.00            100.00

     45.    ZEDA Gesellschaft fur Datenverarbeitung und
            EDV-Beratung mbh & Co. KG, Wuppertal                  100.00            100.00

                                     Page 28

     46.    T-Systems Bilisim Teknolojileri Anonim
            Sirketi, Istanbul (Turkey)                            100.00            100.00

     47.    W2001 Blue GmbH & Co. KG, Bonn                                  100.00  100.00

     48.    Timpano Kommunikationsdienste GmbH, Bonn                        100.00  100.00

     49.    Global TIMES Ventures Holding GmbH, Bonn              100.00             60,00

     50.    Detecon Vezetesi Tancsaado Kft., Budapest             100.00            100.00

     51.    T-Mobile Global Holding Nr. 5 GmbH, Bonn              100.00            100.00

     52.    T-Systems Beteiligungsverwaltungs-
            gesellschaft mbH, Frankfurt / Main                    100.00            100.00

     53.    Service 2000 Computerdienstleistungs GmbH,
            Feldkirchen                                           100.00            100.00

     54.    T-Systems DSS GmbH, Vienna                            100.00            100.00

     55.    T-Systems Venture Fund GmbH & Co.KG, Bonn             100.00            100.00
----------------------------------------------------------------------------------------------

                                     Page 29

------------------------------------------------------------------------------------------------
                                                                         Share
            Name and registered office                            Indirect    Direct   Group
                                                                      %         %         %
------------------------------------------------------------------------------------------------

     56.    Virgo Telekommunikationsdienste GmbH, Bonn                        100.00    100.00

     57.    T-Online Holding GmbH, Darmstadt                        100.00               73.94

     58.    T-Online Portal GmbH, Darmstadt                         100.00               73.94

     59.    Deutsche Telekom Berkom Gesellschaft fur
            Forschung und Entwicklung von Anwendungen
            in der Telekommunikation mbH, Berlin                              100.00    100.00

     60.    Bonn-Innova Verwaltungsgesellschaft mbH, Bonn           100.00              100.00

     61.    Global TIMES Venture Asia Pte Ltd., Singapore           100.00              100.00

     62.    T-Venture Telekom Funds Beteiligungs GmbH, Bonn          99.60              100.00
                                                                      0.40

     63.    Deutsche Telekom, Inc., New York                                  100.00    100.00

     64.    Sagittarius Telekommunikationsdienste GmbH, Bonn                  100.00    100.00

     65.    T-Systems ITC Philippines, Inc., Metro
            Manila (The Philippines)                                 99.99               99.99

     66.    T-Systems CIS, Moscow                                   100.00              100.00

     67.    T-Systems Informatik GmbH, Luerrach                     100.00              100.00

     68.    T-Systems ITS Austria GmbH, Vienna                      100.00              100.00

     69.    ZODIAC Telekommunikationsdienste GmbH, Bonn                       100.00    100.00

                                     Page 30

     70.    MMBG Multimedia Betriebs
            Geschaftsfuhrungs-GmbH i. L., Bonn                      100.00               95.00

     71.    Soleri Iberica, Barcelona                               100.00               93.28

     72.    KABELSKO DISTRIBUTIVNI SUSTAV d.d.,
            Cakovec (Croatia)                                       100.00               51.00

     73.    T-Systems Dataware Kft., Budapest                       100.00              100.00

     74.    Deutsche Telekom Espana, S.L., Madrid (Spain)                     100.00    100.00

     75.    Deutsche TELEKOM Ltd., London                                     100.00    100.00

     76.    W2001 Blue GmbH & Co. Potsdam KG, Frankfurt             100.00              100.00

     77.    IBS Internet Business Solutions GmbH,
            Leinfelden- Echterdingen (Stuttgart)                    100.00              100.00

     78.    FairPhone Telekommunikations GmbH i.L., Berlin           74.90               74.90

     79.    T-Mobile NewCo 1 GmbH                                   100.00              100.00

     80.    T-Mobile NewCo 2 GmbH                                   100.00              100.00

     81.    Papagena Telekommunikationsdienste GmbH, Bonn                     100.00    100.00

     82.    Traviata Telekommunikationsdienste GmbH, Bonn                     100.00    100.00

     83.    Isolde Telekommunikationsdienste GmbH, Bonn                       100.00    100.00

------------------------------------------------------------------------------------------------

                                     Page 31

----------------------------------------------------------------------------------------------
                                                                       Share
            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
----------------------------------------------------------------------------------------------

     84.    Norma Telekommunikationsdienste GmbH, Bonn                     100.00    100.00

     85.    Carmen Telekommunikationsdienste GmbH, Bonn                    100.00    100.00

     86.    VoiceStream Puerto Rico Subsidiary 2, LLC,            100.00              100.00
            Bellvue

2.   b) Unconsolidated subsidiaries pursuant to Section 296 para 1 HGB

     1.     Universal Communication Platform (UCP)                 55.09               55.09

     2.     Universal Communication Platform (UCP) AG,             50.09               50.09
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                      Share
            Name and registered office                         Indirect    Direct   Group
                                                                   %         %         %
---------------------------------------------------------------------------------------------
3.   Associated companies included at equity

     1.     Eucom Gesellschaft fur Telekommunikations-
            Mehrwertdienste mbH, i.L., Saarbruecken                       50.00     50.00

     2.     DeASat S.A., Luxembourg                             27.00               27.00

     3.     DANET - Gesellschaft fur Beratung und
            Softwareentwicklung mit beschrankter
            Haftung, Weiterstadt                                          30.00     30.00

                                     Page 32

     4.     CETECOM ICT Services GmbH, Saarbruecken             26.00               26.00

     5.     DETECON Al Saudia Co. Ltd. (DETASAD), Riyadh        46.50               46.50

     6.     Hrvatska Posta d.o.o., Mostar (Republic of
            Bosnia Herzegovina)                                 30.29               15.45

     7.     Hrvatska Telekomunikacije d.o.o., Mostar
            (Republic of Bosnia Herzegovina)                    30.29               15.45

     8.     Wireless Alliance, LLC, Alexandira                  30.00               30.00

     9.     Iowa Wireless Holding Company, Urbandale            38.00               38.00

     10.    gamigo AG, Rheine                                   20.54               15.24

     11.    STORE ALCALA 76, S.L., Madrid                       50.00               36.97

     12.    RANN B.V., Rijswijk (The Netherlands)               50.00               50.00

     13.    HTW Medienhandel Holding GmbH, Munich               30.02               22.28

     14.    EuroTel Bratislava, a.s., Bratislava
            kein beherrschender Einflu(beta)                    53.26               27.16

     15.    ABS Line Multimedia, S.L., Madrid                   47.50               35.12

     16.    PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warsaw     22.50               49.00
                                                                22.50
                                                                 4.00

     17.    comdirect bank Aktiengesellschaft, Quickborn        21.35               15.79

     18.    Toll Collect GmbH, Berlin                                     45.00     45.00

     19.    Eronet, Pokretne komunikacije d.o.o., Mostar        49.00               24.99
            (Republic of Bosnia Herzegovina)

                                     Page 33

     20.    Bild-T-Online.de Verwaltungs AG, Berlin             37.00               27.36

     21.    Hunsat Egyesules, Budapest                          50.00               29.75

     22.    CTDI Nethouse Services GmbH, Malsch                           49.00     49.00

     23.    DT-FT Italian Holding GmbH, Bonn                              50.00     50.00

     24.    Magyar-RTL Televizio Rt., Budapest                  25.00               14.87

     25.    Budakalasz KTV Kft., Budakalasz                     25.00               14.87

     26.    Mori-Telefon Kft., Mor                              49.00               29.15
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                      Share
            Name and registered office                         Indirect    Direct   Group
                                                                   %         %         %
---------------------------------------------------------------------------------------------

     27.    Bild.T-Online.de AG & Co. KG, Berlin                  37.00               27.36

     28.    Booxtra GmbH & Co.KG, Augsburg                        25.00               18.49

     29.    iesy Holdings GmbH, Weiterstadt                       35.00               35.00

     30.    Group 4 Matavor Tavfelugyeleti es Bizt.
            Rt., Budapest                                         50.00               29.75

     31.    DDG Gesellschaft fur Verkehrsdaten mbH,
            Duesseldorf                                           50.00               50.00

                                     Page 34

     32.    Fomento Musical S.L., Barcelona                       50.00               36.97

     33.    Fokusz Online Rt., Budapest                           50.00               29.75

     34.    MTS, OJSC Mobile TeleSystems, Moscow                  25.15               25.15

     35.    CoreMedia AG, Hamburg                                 27.53               20.43

     36.    GSM Facilities, LLC, Bellevue                         29.20               27.92

     37.    Virgin Mobile Telecoms Limited, London                50.00               50.00

     38.    Toll Collect GbR, Berlin                                        45.00     45.00

     39.    Callahan Nordrhein-Westfalen GmbH, Cologne            45.00               45.00

     40.    Booxtra Verwaltungs GmbH, Augsburg                    25.00               18.49

     41.    digame.de GmbH, Cologne                               49.00               49.00
---------------------------------------------------------------------------------------------

                                     Page 35

----------------------------------------------------------------------------------------------
                                                                       Share
            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
----------------------------------------------------------------------------------------------
4.   Other investments in related companies

     1.     Twister Research International B.V., Rotterdam         10.08               10.08

     2.     VocalTec Communications Ltd., Herzleliya                         19.97     19.97

     3.     Deutscher Adre(beta)buchverlag fur Wirtschaft
            und Verkehr GmbH, Rossdorf                             25.10               25.10

     4.     Atypisch stille Beteiligung am Deutschen
            Adre(beta)buchverlag fur Wirtschaft und Verkehr
            GmbH, Rossdorf                                         28.30               28.30

     5.     TVG Telefon- und Verzeichnisverlag GmbH &
            Co. KG, Frankfurt/Main                                 25.10               25.10

     6.     NPI-Omnipoint Wireless, Travers City                   20.00               20.00

     7.     Deutsche Datenrundfunk Studien- und
            Entwicklungsgesellschaft mbH, Oberhausen                         22.50     22.50

     8.     DIAL - The Israeli Co. for International
            Communications Services Ltd., Tel Aviv                           22.82     22.82

     9.     INI-Ventures GmbH & Co. Beteiligungs KG
            (IVBG), Bonn                                           45.03               45.03

     10.    CT-Beteiligungsverwaltungsgesellschaft mbH, Bonn       50.00               50.00

     11.    Deutsches Forschungszentrum fur Kunstliche
            Intelligenz GmbH, Kaiserslautern                        9.09                9.09

     12.    WEGiS Informationssysteme
            Vertriebsgesellschaft mbH i.L., Bonn                   39.00               39.00

     13.    Digital Radio Saar GmbH, Saarbruecken                  45.00               45.00

     14.    Alfabet Meta-Modeling AG, Berlin                       10.35               10.35

     15.    e-fellows.net GmbH & Co. KG, Munich                              33.33     33.33

                                     Page 36

     16.    EURESCOM-European Institute for Research
            and Strategic Studies in Telecommunications-
            GmbH, Heidelberg                                                 14.98     14.98

     17.    Telesens KSCL AG i.L., Cologne                         24.09               25.32
                                                                    1.23

     18.    DRN Digital Radio Nord GmbH, Hamburg                   47.00               47.00

     19.    secunet Security Network Aktiengesellschaft, Essen     25.00               25.00

     20.    NexNet GmbH, Berlin                                    48.98               48.98

     21.    Konstanz.de Internet Verwaltungs GmbH, Konstanz                  25.00     25.00

     22.    Konstanz.de Internet GmbH & Co. KG, Konstanz                     25.00     25.00

     23.    IT Immobilienbeteiligungsgesellschaft mbH, Bonn        47.00               50.00
                                                                    3.00
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                       Share
            Name and registered office                          Indirect    Direct   Group
                                                                    %         %         %
----------------------------------------------------------------------------------------------

     24.    Bayern Digital Radio GmbH, Munich                      45.00               45.00

                                     Page 37

     25.    SES Global S.A., Betzdorf                               5.94               13.15
                                                                    7.21

     26.    DasOrtliche Service- und
            Marketinggesellschaft mbH, Essen                       25.10               25.10

     27.    PrimaCom Osnabruck Beteiligungs-GmbH,
            Osnabrueck                                                       24.00     24.00

     28.    Electrocycling GmbH, Goslar                                      25.50     25.50

     29.    Electrocycling Anlagen GmbH, Goslar                              25.00     25.00

     30.    GelbeSeiten Marketing GmbH, Hamburg                    25.10               25.10

     31.    ARGE Warmelieferung und
            Anlagencontracting Koblenzer Schulen,
            Koblenz                                                50.00               50.00

     32.    e-fellows.net Verwaltungs-GmbH, Munich                          33.33      33.33

     33.    humanIT Human Information Technologies AG
            i.L., St. Augustin                                     25.76               25.76

     34.    Digital Radio Sudwest GmbH, Stuttgart                  45.00               45.00

     35.    AirlT International GmbH, Frankfurt/Main               50.00               50.00

     36.    HWW Hochstleistungsrechner fur
            Wissenschaft und Wirtschaft
            Betriebsgesellschaft mbH, Leinfelden-
            Echterdingen                                           20.00               34.98
                                                                   20.00

     37.    Telefonbuch-Servicegesellschaft mbH, Essen             25.10               25.10

     38.    Tele-Auskunft Online GmbH, Frankfurt                   25.32               25.32

     39.    NetByTel.com Inc., Boca Raton (USA)                     8.14                8.14

     40.    DIGITAL RADIO WEST GmbH, Cologne                       45.00               45.00
----------------------------------------------------------------------------------------------

                                     Page 38